Opteum
FINANCIAL SERVICES

# BOND INVESTOR PRESENTATION

ABS East Conference - Orlando, Florida

November 5, 2006



Opteum
INCORPORATED

# Free Writing Prospectus

This document constitutes a free writing prospectus.

Opteum Mortgage Acceptance Corporation (the "Depositor") has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you are encouraged to read the base prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor will arrange to send you the base prospectus if you request it by calling (toll-free) 1-866-454-3099.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

# Forward-Looking Statement

Statements herein relating to matters that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking statements are based on:

- Information available at the time and on management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in such forward-looking statements.

- Important factors that could cause such differences are described in Opteum Inc.'s filings with the Securities and Exchange Commission, including Opteum Inc.'s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

Opteum Inc. assumes no obligation to update forward-looking statements to reflect subsequent results, changes in assumptions or changes in other factors affecting forward-looking statements.

# Table of Contents

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Corporate Overview

# Corporate Organization


Opteum
INCORPORATED
Opteum Financial Services, LLC
(A wholly owned taxable subsidiary)
Opteum Mortgage Acceptance Corp.

# History

**1999** — Formation of Homestar Mortgage Services, LLC

**2003** — Opened Conduit Division

**2004** — Changed name to Opteum Financial Services, LLC

**2005** — Opteum Inc. (REIT/NYSE Symbol: OPX), formerly Bimini Mortgage Management, purchased Opteum Financial Services, LLC as a wholly-owned subsidiary in November 2005

**Strategies:**

1. Diversification
   a) Channel
   b) Product
   c) Geographic
2. Technology - develop an integrated origination platform

# Profile of Opteum Financial Services, LLC

- Taxable REIT subsidiary of NYSE publicly traded company - NYSE: Opteum Inc. (OPX)
- Strong & experienced executive management team; 978 employees;
- Nationwide originations with geographic diversification; Retail; Wholesale & Conduit;
- Originations: 2006 (through 9/30/2006) - $4.7 Billion;
  2005 - $6.5 Billion;
  2004 - $5.1 Billion;
  2003 - $3.0 Billion;
- $9.2 Billion Servicing Portfolio as of September 30, 2006;
- Issued securitizations in the amount of $9.1 Billion - OPMAC (previously HMAC);
- Technology driven company. All origination channels incorporate integrated systems throughout operations with edits that insure compliance for regulatory and predatory lending requirements;
- $3.65 Billion in credit lines currently available to fund production;

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Origination Channels


Opteum Financial Services
Wholesale / Retail Branches - Illinois
Oakbrook
Libertyville
Opteum Financial Services
Retail Branch - Ohio
Akron
Opteum Financial Services
Retail Branch
Weymouth, Mass.
Opteum Financial Services
Eastern Region - Wholesale
Shelton, Conn.
Opteum Financial Services
Wholesale Branch
Trevose, Pa.
Opteum Financial Services
Wholesale Branch
San Ramon, Calif.
Opteum
Corporate Headquarters
Paramus, NJ
Opteum Financial Services
Retail Branches - New Jersey
Eatontown
Linden
Mt. Arlington
Mt. Laurel
Paramus
Woodbridge
Opteum Financial Services
Western Region - Wholesale
Foothill Ranch, Calif.
Opteum Funding
Conduit Platform
Foothill Ranch, Calif.
Opteum Financial Services
Wholesale Branch
San Diego, Calif.
Opteum Incorporated
Opteum Incorporated
Corporate Headquarters
Vero Beach, Fla.
Opteum Financial Services
Southeast Headquarters
Atlanta, Ga.
Opteum Financial Services
Retail Branches - Georgia
Athens
Atlanta
- Buckhead
- Camp Creek
- Overton
- Conyers
Dublin
Gwinnett
Kennesaw
Loganville
Peachtree City
Stockbridge
Opteum Financial Services
Retail Branches - Fla.
St. Petersburg
Sarasota

| Conduit Division: | Wholesale Division: | Retail Division: |
|---|---|---|
| National Office (1) | Regional Offices (2)<br>Branch Offices (4) | Branch Offices (21) |

Opteum Incorporated

Opteum Financial Services

# YTD Production Summary

- Through September 30, 2006, Opteum closed $4.7 Billion Dollars of Residential Mortgages

| Product | # Of Loans | Loan Amount | % Of Total |
|---|---|---|---|
| FNMA / FHLMC | 2,439 | 466,715,341 | 9.9% |
| FHA / VA | 1,005 | 162,169,998 | 3.4% |
| Non-Conforming | 498 | 156,827,208 | 3.3% |
| Prime ARM | 63 | 15,338,781 | 0.3% |
| ALT A | 10,315 | 3,098,412,759 | 65.8% |
| Expanded A- | 201 | 51,646,936 | 1.1% |
| Subprime | 966 | 203,812,447 | 4.3% |
| Second Liens | 4,036 | 266,361,042 | 5.7% |
| Negative Am ARM | 160 | 55,221,805 | 1.2% |
| Brokered Loan | 1,137 | 229,338,795 | 4.9% |
| **TOTAL** | **20,820** | **4,705,845,111** | **100.0%** |

# Production by Channel


Opteum Financial Services:
Loan Production by Channel through September 30, 2006
Loan Amount (000's)
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
$526M
$1,481M
$3,038M
$5,136M
$6,486M
$4,705M
2001
2002
2003
2004
2005
2006*
Retail
Wholesale
Conduit

* 2006 production numbers reflected as of September 30, 2006

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Product Mix – Retail


Opteum Financial Services: Retail Production by Product
Year-to-Date through September 30, 2006
2nds
$69.67M
5%
Subprime
$312.61M
21%
A-
$4.77M
0%
Alt A
$314.13M
21%
A Paper
$798.54M
53%
Total Retail Production = $1,499.72M

# Product Mix – Wholesale

**Opteum Financial Services: Wholesale Production by Product**
**Year-to-Date through September 30, 2006**


Subprime
$120.54M
9%
2nds
$156.11M
12%
A Paper
$2.51M
0%
A-
$39.19M
3%
Alt A
$1,006.62M
76%

**Total Wholesale Production = $1,324.97M**

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Product Mix – Conduit

**Opteum Financial Services: Conduit Production by Product**
**Year-to-Date through September 30, 2006**


A-
$7.69M
0%
2nds
$40.58M
2%
Alt A
$1,832.89M
98%

**Total Conduit Production = $1,881.16M**

# Warehouse Capacity

| Name | Committed/ Uncommitted | Maturity | Total |
|---|---|---|---|
| UBS | Uncommitted | On Demand | $750,000,000 |
| RFC | Committed | 11/30/2006 | $100,000,000 |
| JPMorgan Chase(1) | Committed | 5/30/2007 | $1,000,000,000 |
| Colonial Bank | Uncommitted | On Demand | $700,000,000 |
| Citigroup | Committed | 2/28/2007 | $1,000,000,000 |
| FNMA ASAP | Uncommitted | On Demand | $100,000,000 |
| **TOTAL** | | | **$3,650,000,000** |

*Source: Company Data*

(1) Includes sublimit of $150.0 million for Servicing

FIVESTARSERIES™

FIVESTARSERIES™
ALT 'A' PROGRAM

Credit Grade: Alt 'A'

FIVESTARSERIES™
EXPANDED A- PROGRAM

Credit Grade: 'A-'

# Opteum Products - Underwriting Overview

- 7 Documentation Types:
  - Full Documentation
  - Limited Documentation
  - Stated Income / Verified Assets (SIVA)
  - No Income / Verified Assets (NIVA)
  - Stated Income / Stated Assets (SISA)
  - No Income / No Assets (NINA)
  - No Income / No Employment / Verified Assets (NINEVA)

FIVESTARSERIES ™
ALT 'A' PROGRAM

- 30 & 15 Year Fixed rate, 40/30 due in 30; 6 Month Libor; 2/28; 3/27; 5/25; 7/23 Hybrid ARM Products; 5 Yr. Hybrid Option ARM
- 10-Yr. Interest Only option available on both Fixed and Adjustable Rate Loans (Not available on 40/30 Yr. Fixed); or 15 Yr. Fixed);
- Prepayment Penalties: Fixed Rate Products - 3 Yr. Hard or Soft; ARM Products – 1 to 5 Years (Hard Prepays & Soft Prepays offered);
- Borrower & Lender Paid Mortgage Insurance (LPMI):
  80.01 - 85% LTV = 12%; 85.01- 90% LTV = 30%; 90.01 - 95% = 35%; 95.01% - 100% = 35%

# Opteum Products - Underwriting Overview

FIVESTARSERIES™
ALT 'A' PROGRAM

- Qualifying Ratios (Including I/O) LTV / CLTV:

| | |
|---|---|
| Greater than 80%: | 45% |
| 70.01- 80%: | 50% |
| Less than or equal to 70%: | 55% |

- Credit Score Requirements:
  - Minimum credit score is 620 for Primary Wage Earner;
  - Loan Amounts > $1M require 680 credit score for all borrowers;
  - Second Homes & Investment Properties with CLTV 95 - 100% require 680 credit score for all borrowers;
- Credit History:
  - 2 year credit history required, with minimum 5 trades; 0 X 30 Mortgage Lates in last 12 months
  - 80% LTV & under; Minimum 3 trades; 2 must be rated traditional lines with 1 active in last 6 months; 0 x 30 Mortgage in last 12 months;
  - New Home Buyer: Allowed under Full Doc & SIVA:
    - Full Doc: 620 credit score required for Primary Wage Earner; Reserves: < $1MM – 2 months PITI
    - SIVA: 660 credit score required for All Borrowers; Reserves: 4 months PITI required

# Opteum Products - Underwriting Overview

FIVESTARSERIES™
ALT 'A' PROGRAM

- Revolving: Disregard all lates;
- Installment: LTV / CLTV >90% max 1 x 30 in last 12 months;
- Foreclosures: None in last 3 years. Loan Amounts > $1MM – None in last 4 years;
- Bankruptcies: Discharge 2 years with good re-established and/or re-affirmed credit. Minimum of 3 trades required; Loan Amounts >$1MM – None in last 4 years;
- Appraisals: All loans require a full appraisal in compliance with Fannie / Freddie requirements & State requirements
- Appraisal Reviews* :
  - Owner Occupied / 1-2 Units and Second Homes:
    - LTV >90% - Enhanced Desk Review
    - Combined Loan Amount of $500,000 to $999,999 – Enhanced Desk Review
    - Combined Loan Amounts >=$1MM – Second Full Appraisal required
  - Non-Owner Occupied 1-4 Units and Owner Occupied 3-4 Units:
    - Up to $500,000 Loan Amount or LTV / CLTV of 95% - Enhanced Desk Review
    - LTV / CLTV >95% or Combined Loan Amounts of $500,000 to $999,999 – Enhanced Field Review
    - Loan Amounts >=$1MM – Second Full Appraisal required

* Appraisal Review Requirements are the same for Five Star Expanded.

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Opteum Products - Underwriting Overview

FIVESTARSERIES™
EXPANDED A- PROGRAM

- Purchase, Rate Term and Cash Out Transactions;
- 30-Year Fixed Rate and 2/28 and 3/27 Adjustable Rate mortgages;
- Prepayment penalties: 1 – 3 year hard prepay;
- Interest Only available on Owner Occupied; 1 Unit only;
- Credit grades:
  1) "AA" = 0 x 30 mortgage lates
  2) "A" = 1 x 30 mortgage lates
  3) "A-" = Up to 3 x 30 mortgage lates on full doc (rolling lates allowed) – Owner Occupied
  4) "A-" = Stated Documentation maximum 2 x 30 mortgage lates in last 12 months; Second Home & Investment maximum 2 x 30 mortgage lates in last 12 months

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Opteum Products - Underwriting Overview

FIVESTARSERIES™
EXPANDED A- PROGRAM

- Credit History Trade Lines:
  - 12 months mortgage / rental history required on all doc types;
  - Full, Limited: LTV >90% or loans >$500K: 24 month credit history with minimum 2 trades paid as agreed, 1 with minimum 24 month history, 1 with minimum 6 months history;
  - LTVs <90% or loans <$500K: Minimum 12 month history with 2 trades paid as agreed, 1 with 12 months history, and 1 with 6 months history;
  - Stated: Minimum 24 month credit history with 3 trades paid as agreed, 1 with minimum 24 month credit history, 2 with minimum 6 months history.
- Minimum credit score: 580 based on Primary Wage Earner;
- Maximum Loan Amounts: $800,000;

# Opteum Products - Underwriting Overview

FIVESTARSERIES™
EXPANDED A- PROGRAM

- Maximum LTV: 95% / maximum CLTV 100%;
- Debt Ratios: 50%, will allow up to 55% debt to income ratio with one compensating factor;
- Mortgage Insurance: Not Required;
- Appraisals: All loans require a full appraisal in compliance with Fannie / Freddie requirements & State requirements
- Appraisal Reviews* :
  - Owner Occupied / 1-2 Units and Second Homes:
    - LTV >90% - Enhanced Desk Review
    - Combined Loan Amount of $500,000 to $999,999 – Enhanced Desk Review
    - Combined Loan Amounts >=$1MM – Second Full Appraisal required
  - Non-Owner Occupied 1-4 Units and Owner Occupied 3-4 Units:
    - Up to $500,000 Loan Amount or LTV / CLTV of 95% - Enhanced Desk Review
    - LTV / CLTV >95% or Combined Loan Amounts of $500,000 to $999,999 – Enhanced Field Review
    - Loan Amounts >=$1MM – Second Full Appraisal required

* Appraisal Review Requirements are the same for Five Star Alt A.

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Exception Process

**The following exceptions on all products require management approval:**

**Regional Underwriting Managers:**

- Debt to Income Ratios
- Minimum trade lines
- Reserves
- Employment History
- Payment Shock

**Opteum's Chief Credit Officer:**

- Any exception to guideline on investor occupancy
- Purpose
- Occupancy
- LTV / CLTV
- Credit Score
- Maximum # of mortgages
- Mortgage History
- Property Type

**All exceptions are reported into Opteum Origination System.**

# Year-End Exceptions



2005 WHOLESALE EXCEPTIONS - FIVE STAR PRODUCTS
CONSUMER CREDIT 7%
PAYMENT SHOCK 7%
COLLECTION, JUDGMENTS AND/OR CHARGE-OFFS 1%
CREDIT SCORE 5%
# OF PROPERTIES 0%
# OF MTGS W/OPTEUM 1%
LTV / CLTV 4%
LOAN AMOUNT 6%
RESERVES 4%
MISCELLANEOUS 23%
MTG / RENT EXCEPTIONS 3%
PROP PRIOR LISTING AND/OR FORECLOSURE 14%
CASH OUT 1%
5STAR EXPANDED ELIGIBLE 15%
DTI 9%
Number of Units: 675

# Year-End Exceptions


2005 RETAIL EXCEPTIONS - FIVE STAR PRODUCTS
LOAN AMOUNT 2%
RESERVES 2%
MTG / RENT EXCEPTIONS 13%
PROP PRIOR LISTING AND/OR FORECLOSURE 13%
MISCELLANEOUS 13%
LTV/ CLTV 5%
CASH OUT 1%
# OF MTGS W/ OPTEUM 1%
5 STAR EXPANDED ELIGIBLE 0%
# OF PROPERTIES 1%
DTI 19%
CREDIT SCORE 4%
CONSUMER CREDIT 17%
COLLECTIONS, JUDGMENTS AND/OR CHARGE-OFFS 3%
PAYMENT SHOCK 6%
Number of Units: 695

# Core Logic Loan Safe

## LoanSafe™
Loan Risk Assessment Tool

### IdentityPro™
Examines prior address history for patterns and inconsistencies, Borrower Sales/Loan history, Alerts

### ThirdPartyScorecard™
Provides Zip Code Based Collateral Risk Measurement for Lender and Industry

### HistoryPro™
Market analysis Flip/Fraud detection Chain of Title Sales & Loan History

# Core Logic Loan Safe

**Loan Safe Risk Levels**
LOW RISK Score = 0
MEDIUM RISK Score = 1-9
HIGH RISK Score = 10-25

**HistoryPRO Risk Levels**
LOW RISK Score = 0
MEDIUM RISK Score = 1-9
HIGH RISK Score = 10-25

LOANSAFE™

**Borrower Risk Levels**
LOW RISK Score = 0
MEDIUM RISK Score = 1-9
HIGH RISK Score = 10-25

**Zip Code Risk Levels**
LOW RISK Score = 0
MEDIUM RISK Score = 1-5
HIGH RISK Score = 6-25

# The Opteum Zone (OZ)

**OPTEUM'S AUTOMATED UNDERWRITING ENGINE**

- Standardization & efficiency of Underwriting Processes
- Risk Analysis Underwriting
- Robust and Flexible Engine
- Improved Efficiencies with Decreased Costs
- Improved Time Efficiencies

# The Opteum Zone (OZ)

| Phase I<br>Pre-Qualification | Phase II<br>Application Engine | Phase III<br>OZ to Destiny Interface | Phase IV<br>Corelogic and Mortgage Insurance Interface | Phase V<br>Private Labeling |
|---|---|---|---|---|
| •Pre-Qualification Module in production June 2005<br><br>•Determine all programs that best fit applicant<br><br>•Disposition disclosing conditions as mandated by a selected loan program<br><br>•Administrative components that manage eligibility conditions and reasons for ineligibility | •Full application integration with credit vendors and S&P Levels Model<br>•Engine intelligence including Black Box capability for rendering an approval, refer or decline decision<br><br>Automated Exception Process<br>•Underwriter Admin component<br>•Message Text component<br><br>•Black Box rules for Five Star Series, Five Star Seconds, Five Star Expanded A- and Super Star Second loan programs<br><br>Migration of OZ data hosting from toplingo to Opteum | •Automates the process of moving loans from OZ to Destiny LOS.<br><br>•Seamless bridge between OZ and Destiny<br><br>•The benefit is reduced underwriter workload and minimal manual data entry | •OZ will retrieve the following from Corelogic for analyzing further layered risk:<br>Flip score<br>TSCORE<br>Loan Safe Score<br><br>•Implement a number of MI vendors used by OZ Sellers and Brokers | •Display the Seller's brand when accessing OZ from the web |

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Opteum Mortgage Acceptance Corp. Securitizations Issued

# Opteum Mortgage Acceptance Corp – Securitizations through October 2006

| | HMAC 2004-1 | HMAC 2004-2 | HMAC 2004-3 | HMAC 2004-4 | HMAC 2004-5 | HMAC 2004-6 |
|---|---|---|---|---|---|---|
| Original Balance | $309,846,147.00 | $387,791,245.00 | $417,055,302.00 | $410,125,325.00 | $413,874,752.00 | $761,026,691.00 |
| Close Date | March 5, 2004 | May 10, 2004 | July 1, 2004 | August 17, 2004 | October 1, 2004 | November 19, 2004 |
| LTV | 81.640 | 77.350 | 77.000 | 79.600 | 79.340 | 81.300 |
| Credit Score | 683 | 692 | 692 | 690 | 690 | 686 |
| Product Type | | | | | | |
| Fixed | $74,565,674.00 | $114,345,346.00 | $134,693,470.00 | $100,946,691.00 | $130,103,752.00 | $226,419,814.00 |
| ARM 6 ML | $45,576,295.00 | $17,328,194.00 | $21,432,084.50 | $17,451,467.00 | $27,883,289.00 | $43,686,158.00 |
| ARM 2/6 | $121,797,275.00 | $113,142,568.00 | $103,004,081.32 | $141,354,408.00 | $141,783,825.00 | $325,665,601.00 |
| ARM 3/6 | $16,160,180.00 | $51,137,778.00 | $59,666,419.76 | $65,789,554.00 | $55,335,292.00 | $83,706,367.00 |
| ARM 5/6 | $50,542,803.00 | $85,878,609.00 | $90,720,624.97 | $75,316,889.00 | $54,476,221.00 | $77,665,615.00 |
| ARM 7/6 | $951,920.00 | $5,606,750.00 | $6,469,822.51 | $8,898,316.00 | $3,658,106.00 | $2,607,936.00 |
| ARM 10/6 | $252,000 | $352,000.00 | $1,068,800.00 | $368,000.00 | $634,267.00 | $1,275,200.000 |
| Product Credit | | | | | | |
| Alt A | $273,664,352.00 | $363,554,685.00 | $379,626,203.00 | $354,733,529.00 | $355,627,679.00 | $661,448,582.00 |
| Expanded (A-) | 0 | 0 | 0 | 0 | 0 | $13,580,180.00 |
| Subprime* | $36,181,795.00 | $24,236,560.00 | $37,429,099.00 | $40,869,138.00 | $44,043,766.00 | $51,317,831.00 |
| Second Lien* | 0 | 0 | 0 | $14,522,658.00 | $14,203,307.00 | $34,680,098.00 |
| Prepay Type | | | | | | |
| Total Prepay | 43.18% | 45.53% | 60.72% | 73.63% | 78.39% | 68.32% |
| Hard Type Only | 43.15% | 17.70% | 37.45% | 62.46% | 68.36% | 62.72% |
| Prepay Speed Curr. Annualized CPR | 51.58% | 30.23% | 36.27% | 64.87% | 66.48% | 40.11% |

* Opteum no longer securitizes Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Opteum Mortgage Acceptance Corp – Securitizations through October 2006

| | OPMAC 2005-1 | OPMAC 2005-2 | OPMAC 2005-3 | OPMAC 2005-4 | OPMAC 2005-5 | OPMAC 2006-1 | OPMAC 2006-2 |
|---|---|---|---|---|---|---|---|
| Original Balance | $802,625,137.00 | $883,988,562.00 | $937,116,704.00 | $1,321,738,004.00 | $986,662,596.00 | $934,441,048.00 | $491,571,939 |
| Close Date | January 31, 2005 | April 5, 2005 | June 17, 2005 | August 25, 2005 | November 30, 2005 | March 27, 2006 | June 26, 2006 |
| LTV | 78.100 | 75.99 | 75.56 | 75.59 | 74.05 | 72.53 | 76.97 |
| Credit Score | 688 | 683 | 699 | 701 | 702 | 704 | 691 |
| Product Type | | | | | | | |
| Fixed | $209,017,651.00 | $227,079,252.00 | $260,318,431.00 | $499,220,444.00 | $382,726,488.00 | $420,381,670.00 | 0 |
| ARM 6 ML | $39,354,589.00 | $51,893,393.50 | $70,918,541.00 | $36,876,490.00 | $8,555,720.00 | $5,568,473.00 | $1,081,458 |
| ARM 2/6 | $362,888,669.00 | $361,545,549.00 | $245,857,302.00 | $331,095,370.00 | $271,071,226.00 | $147,667,686.00 | $59,922,619 |
| ARM 3/6 | $82,401,534.00 | $87,817,025.00 | $61,304,982.00 | $64,236,467.00 | $34,560,586.00 | $31,940,394.00 | $36,425,481 |
| ARM 5/6 | $101,087,883.00 | $137,607,001.00 | $272,428,873.00 | $343,255,360.00 | $276,289,413.00 | $308,375,066.00 | $391,340,421 |
| ARM 7/6 | $5,201,261.00 | $8,954,187.00 | $14,084,409.00 | $33,836,493.00 | $10,314,613.00 | $17,215,620.00 | $2,015,445 |
| ARM 10/6 | $2,673,550.00 | $9,092,155.00 | $12,204,165.00 | $13,217,380.00 | $3,144,550.00 | $3,292,140.00 | $786,515 |
| Product Credit | | | | | | | |
| Alt A | $719,172,200.00 | $854,593,388.00 | $921,181,705.00 | $1,182,426,818.00 | $866,667,651.00 | $855,170,413.00 | $462,962,452 |
| Expanded (A-) | $9,242,685.00 | $27,272,284.00 | $15,935,700.00 | $139,311,186.00 | $119,994,945.00 | $79,270,636.00 | $28,609,487 |
| Subprime* | $41,707,962.00 | 0 | 0 | 0 | 0 | 0 | 0 |
| Second Lien* | $32,502,290.00 | $2,122,890.00 | 0 | 0 | 0 | 0 | 0 |
| Prepay Type | | | | | | | |
| Total Prepay | 72.5% | 73.7% | 73.6% | 71.9% | 76.4% | 77.9% | 80.4% |
| Hard Type Only | 69.9% | 69.9% | 69.5% | 64.0% | 69.2% | 76.2% | 77.9% |
| Prepay Speed Curr. Annualized CPR | 28.84% | 23.72% | 29.89% | 22.59% | 19.31% | 16.22% | 15.65% |

* Opteum no longer securitizes Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

Opteum INCORPORATED

Opteum. FINANCIAL SERVICES

# Interest Only Analysis

| | Total Securitized | Interest Only (As a subset of the Total Securitized) |
|---|---|---|
| Amount | 9.1 Billion | 6.7 Billion |
| Loan Amount | 252,702 | 284,575 |
| FICO | 695 | 700 |
| LTV | 76.6% | 76.4% |
| CLTV | 84.3% | 85.9% |
| % ARM | 69% | 88% |
| % Fixed | 31% | 22% |
| SFR | 83% | 85% |
| Condo | 9% | 9% |
| 2-4 Unit | 8% | 6% |
| Purchase | 57% | 64% |
| Rate/Term Refi | 8% | 8% |
| Cash-Out Refi | 35% | 28% |
| Primary Residence | 84% | 85% |
| 2nd Home | 3% | 3% |
| Investment Property | 13% | 12% |
| 10 Year Interest Only | N/A | 99% |

# Issuance Summary By Deal Name

| Name | UPB Issue Amount | Gross WAC | Net WAC | WALTV | WACLTV | WA Fico |
|---|---|---|---|---|---|---|
| HMAC 2004-1 | 309,846,147 | 6.114 | 5.634 | 81.64 | 84.67 | 683 |
| HMAC 2004-2 | 387,791,245 | 5.559 | 5.296 | 77.35 | 81.32 | 692 |
| HMAC 2004-3 | 417,055,302 | 5.529 | 5.244 | 77.00 | 81.89 | 692 |
| HMAC 2004-4 | 410,125,325 | 5.960 | 5.620 | 79.60 | 84.72 | 690 |
| HMAC 2004-5 | 413,874,752 | 6.161 | 5.864 | 79.34 | 85.15 | 690 |
| HMAC 2004-6 | 761,026,691 | 6.255 | 5.936 | 81.30 | 87.56 | 686 |
| OPMAC 2005-1 | 802,625,137 | 6.077 | 5.792 | 78.10 | 85.18 | 688 |
| OPMAC 2005-2 | 883,988,562 | 5.927 | 5.642 | 75.99 | 84.13 | 693 |
| OPMAC 2005-3 | 937,116,704 | 6.067 | 5.796 | 75.56 | 84.61 | 699 |
| OPMAC 2005-4 | 1,321,738,004 | 6.203 | 5.923 | 75.57 | 85.09 | 701 |
| OPMAC 2005-5 | 986,662,596 | 6.209 | 5.918 | 74.05 | 82.35 | 702 |
| OPMAC 2006-1 | 934,441,048 | 6.429 | 6.141 | 72.53 | 83.12 | 704 |
| OPMAC 2006-2 | 491,571,939 | 6.836 | 6.535 | 76.97 | 84.89 | 691 |
| **Total Issuance** | **$9,057,863,452** | **6.139** | **5.845** | **76.62** | **84.31** | **695** |

# Cumulative Securitization Collateral Detail - from HMAC 2004-1 to OPMAC 2006-2

| Documentation Type | Percentage |
|---|---|
| Full Doc | 21% |
| Stated Inc/Verified Asset | 38% |
| Stated Inc/Stated Asset | 24% |
| No Ratio | 6% |
| NINA | 11% |

| Fico Score | Percentage |
|---|---|
| 680+ | 60% |
| 660-679 | 15% |
| 620-659 | 21% |
| 580-619 | 3% |
| 520-579 | 0% |

| LTV Distribution | Percentage |
|---|---|
| Less than 60% | 12% |
| 60.01-65% | 6% |
| 65.01-70% | 7% |
| 70.01-75% | 6% |
| 75.01-80% | 57% |
| 80.01-85% | 2% |
| 85.01-90% | 6% |
| 90.01-95% | 3% |
| 95.01-100% | 1% |

| State Distribution | Percentage |
|---|---|
| CA | 52% |
| GA | 12% |
| NJ | 6% |
| FL | 5% |
| Other | 25% |

# Security Performance

| Name | Period | CPR | 60 Day DQ | 90 Day DQ | BK | FC | REO |
|---|---|---|---|---|---|---|---|
| HMAC 2004-1 | 33 | 51.58% | .12% | .53% | 3.55% | 2.23% | 1.81% |
| HMAC 2004-2 | 29 | 30.23% | .56% | 1.13% | 1.53% | 1.76% | 1.76% |
| HMAC 2004-3 | 28 | 36.27% | .10% | .40% | .89% | 1.43% | 1.12% |
| HMAC 2004-4 | 27 | 64.87% | .59% | .17% | 1.07% | 1.46% | .68% |
| HMAC 2004-5 | 25 | 66.48% | .20% | .32% | .86% | 1.25% | 1.07% |
| HMAC 2004-6 | 24 | 40.11% | .74% | .46% | .72% | 2.21% | 1.65% |
| OPMAC 2005-1 | 22 | 28.84% | .57% | .33% | .75% | 1.17% | .50% |
| OPMAC 2005-2 | 21 | 23.72% | .61% | .31% | .47% | 1.64% | .60% |
| OPMAC 2005-3 | 17 | 29.89% | .51% | .32% | .27% | 1.10% | .50% |
| OPMAC 2005-4 | 14 | 22.59% | .61% | .28% | .18% | 1.49% | .30% |
| OPMAC 2005-5 | 11 | 19.31% | .26% | .16% | .16% | 1.01% | .09% |
| OPMAC 2006-1 | 7 | 16.22% | .24% | .18% | .05% | .76% | .01% |
| OPMAC 2006-2 | 4 | 15.65% | .13% | 0% | 0% | 0% | 0% |

* Information provided as of October 27, 2006

**For more Performance information, visit** http://opteum.lewtan.com

# Senior Management Bios

# Senior Management Bios



## Jeffrey J. Zimmer

**President, Chief Executive Officer and Chairman of the Board**

**Opteum Inc.** (formerly Bimini Mortgage Management)

Jeffrey J. Zimmer is the President and Chief Executive Officer of Opteum Inc. Most recently, he was a Managing Director for the Mortgage-Backed and Asset-Backed Department at RBS/Greenwich Capital Markets. From 1990 through 2003, he held various positions in the Mortgage-Backed Department at Greenwich Capital. While there, Jeffrey worked closely with some of the nation's largest mortgage banks, hedge funds, and investment management firms on varied mortgage-backed securities investments. He has sold and researched almost every type of mortgage-backed security in his 20 years in the mortgage business.

He has also negotiated terms on and participated in the completion of dozens of new underwritten public and privately placed mortgage-backed deals for customers of Greenwich Capital. Jeffrey was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990.

# Senior Management Bios



**Peter R. Norden**

**President, Chief Executive Officer and Co-Head of Capital Markets**
**Opteum Financial Services, LLC**

**Senior Executive Vice President**
**Opteum Inc.** (formerly Bimini Mortgage Management)

Peter R. Norden is President and Chief Executive Officer of Opteum Financial Services, LLC, and serves on the Board of Directors of Opteum Inc. In addition to overseeing the company, Peter serves on the Fannie Mae CEO Advisory Council and the GMAC/RFC National Advisory Board. He is a past President of the Mortgage Bankers Association of New Jersey.

Peter began his impressive career in mortgage banking 30 years ago as a senior auditor for Touche Ross and Company, based in Newark, N.J. In 1988, he acquired Olde Towne Mortgage Company, where he then served as CEO. That same year, he and Martin Levine, then President of First Builders Financial Corporation, merged their respective companies to form First Town Mortgage Corporation. Peter served as President and CEO of First Town until its purchase in 1999 by Chase Manhattan Mortgage Corporation.

## Senior Management Bios



**Robert E. Cauley**

**Vice Chairman, Senior Executive Vice President,**
**Chief Investment Officer and Chief Financial Officer**
**Opteum Inc.** (formerly Bimini Mortgage Management)

**Senior Executive Vice President and Co-Head of Capital Markets**
**Opteum Financial Services, LLC**

Robert E. Cauley serves as Vice Chairman, Senior Executive Vice President, Chief Investment Officer and Chief Financial Officer of Opteum Inc. In addition, he is one of the founders of Opteum Inc. Robert was previously Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Penn. where from 1996 until September of 2003 he was a Lead Portfolio Manager, Co-Manager, and Assistant Portfolio Manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds.

From 1994 to 1996, Robert was an associate at Lehman Brothers in the asset-backed structuring group. From 1992 to 1994, he was a Credit Analyst in the highly levered firms group and the aerospace group at Barclay's Bank. He has invested in, researched, or structured almost every type of mortgage-backed security. Robert is both a CFA and a CPA and served in the United States Marine Corps for four years.

Opteum INCORPORATED

Opteum FINANCIAL SERVICES

# Senior Management Bios



## Martin J. Levine

**Executive Vice President and Chief Operations Officer**
**Opteum Financial Services, LLC**

Martin J. Levine currently serves as Executive Vice President and Chief Operations Officer of Opteum Financial Services, LLC, a company he launched with Peter Norden in 1999. A Certified Public Accountant, Marty spearheads the company's operational strategy nationwide. He is a member of the American Institute of Certified Public Accountants, the Mortgage Bankers Association, and the New Jersey Homebuilders Association.

In 1987, he launched First Builders Financial Corporation and served as the company's President until that company merged with Olde Town Mortgage in 1989 to form First Town Mortgage Corporation. He then served as Executive Vice President and Chief Operations Officer of First Town until its purchase in 1999 by Chase Manhattan Mortgage Corporation.

# Senior Management Bios



**Rick E. Floyd**

**Executive Vice President and National Production Manager**
**Opteum Financial Services, LLC**

Rick E. Floyd serves as Executive Vice President and National Production Manager of Opteum Financial Services, LLC. In this role, he is responsible for all aspects of Loan Officer recruiting, hiring and ongoing education. As a senior Opteum executive, he provides strategic counsel for the National Builder and Marketing Divisions and all new initiatives, including joint ventures and market expansions.

With nearly 20 years of mortgage banking experience, Rick serves as a Governor of the Mortgage Bankers Association of Georgia. He is also President of the Atlanta Chapter of that association and has been a member of its Ethics Committee. Rick is a member of the Fayette County and Metro Atlanta Chambers of Commerce, Fayetteville Rotary Club, Fayette County Economic Board of Directors, Fayette Youth Protection Home and Leadership Fayette. He began his career at Georgia Federal Bank, eventually moving his way up to Georgia Regional Manager for Chase Manhattan Mortgage. Prior to forming Opteum, Rick worked with HomeBanc Mortgage Corporation, leading the team that created the Builder Services Group - an industry first.

# Senior Management Bios



**Timothy P. O'Neill**
**Senior Vice President and Chief Accounting Officer**
**Opteum Financial Services, LLC**

Tim O'Neill is a Certified Public Accountant who has a wide range of experience in the financial world. He began his career working for public accounting firms and an international manufacturer of art supplies. Eventually, he moved on to a real estate management and brokerage firm where he supervised everything from the payroll department to the creation and installation of a new general ledger and accounts payable system.

In 1991, Tim moved on to First Town Mortgage Corporation where his duties included preparing monthly and annual financial statements and daily cash management, among many other responsibilities. He served as Senior Vice President and Chief Financial Officer of First Town until its purchase in 1999 by Chase Manhattan Mortgage. Later the same year, he joined Peter R. Norden and Martin J. Levine at Homestar Mortgage Services, LLC where he continues as Opteum's Senior Vice President and Chief Accounting Officer. Tim is a member of the American Institute of Certified Public Accountants and the NYSSCPA.

# Senior Management Bios



**Jeff Pancer**

**Senior Vice President and Capital Markets Manager**
**Opteum Financial Services, LLC**

Jeff Pancer leads the capital markets group and is responsible for hedging mortgage pipelines, providing daily pricing of all mortgage products and overseeing the mortgage backed securities (MBS) allocations department. He also manages each offering of Opteum's private-label securities on Wall Street.

Prior to his current role, Jeff was Vice President, secondary marketing, with First Town Mortgage Corporation and continued in this capacity through its acquisition by Chase Manhattan Mortgage Corporation. He has also been an Associate Vice President at Dime Savings Bank, First Fidelity Bank and Anchor Mortgage Services.

# Senior Management Bios



**Mary Glass-Schannault**

**Senior Vice President and Managing Director of Structured Finance**
**Opteum Financial Services, LLC**

Ms. Schannault serves as EVP of Opteum Funding (Conduit); SVP, Western Regional Manager, Wholesale and Retail operations and production; and Managing Director for Opteum's Structured Finance transactions. She has been with Opteum since 2002.

Ms. Schannault is recognized in the mortgage industry with 30+ years experience in residential and commercial lending. Her major accomplishments include writing the credit philosophy for the first Alternative A Products in 1993, and was instrumental in developing the secondary market for structured finance transactions with establishing risk-based pricing and credit grading. She has written additional alternative mortgage products with a common sense approach to underwriting credit risk.

She served as a Founder and Principal Executive Officer of Impac Mortgage Holdings (IMH) and Impac Commercial Holdings; EVP, Managing Director, IMH, since its formation in 1995; SVP, Managing Director of ICII from 1992 to 1995. Responsibilities included negotiation and management of Structured Finance (Remic & Asset-backed securitizations), whole loan transactions.

Prior to this, she held executive management positions within the mortgage banking industry.

# Senior Management Bios



**Grace Currid**

**Senior Vice President and Chief Credit Officer**

**Opteum Financial Services, LLC**

Grace Currid serves as Senior Vice President and Chief Credit Officer. She is responsible for managing all aspects of Opteum's lending and credit policies and procedures. As part of this responsibility, she also manages the Quality Assurance division within Opteum. Prior to her position as the Chief Credit Officer, she was the National Operations Manager, responsible for all aspects of the loan file from processing through loan closing. As a recognized industry leader, Grace is actively involved with the Mortgage Bankers Association of New Jersey.

She currently serves on the Board of Governors and has also chaired multiple committees. In addition, Grace is an active member of FNMA's National Underwriting Advisory Board and previously has been an instructor for the American Bankers Association School of Mortgage Lending.

# Opteum Product Matrices

Opteum

**FIVESTARSERIES**™

Full / Alternative Documentation (Full / Alt Doc)
*Interest Only Feature Available*

## Owner Occupied

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1-2 | <=450,000 | 95% | 100% | 95% | 100% |
| 1-2 | <=500,000 | 90% | 100% | 90% | 100% |
| 1-2 | <=650,000 | 85% | 100% | 85% | 100% |
| 1-2 | <=1,000,000 | 80% | 100% | 80% | 100% |
| 1-2 | <=1,500,000 | 80% | 90% | 70% | 90% |
| 1-2 | <=2,000,000 | 65% | 90% | 65% | 90% |
| 3-4 | <=500,000 | 90% | 95% | 90% | 95% |
| 3-4 | <=650,000 | 80% | 95% | 80% | 95% |
| 3-4 | <=750,000 | 75% | 95% | 75% | 95% |
| 3-4 | <=1,000,000 | 75% | 90% | 70% | 90% |
| 3-4 | <=1,500,000 | 75% | 90% | 65% | 90% |
| 3-4 | <=2,000,000 | 65% | 90% | 65% | 90% |

## 2nd Home

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=500,000 | 80% | 100%[1] | NA | NA |
| 1 | <=400,000 | 95% | 95% | 95% | 95% |
| 1 | <=500,000 | 90% | 95% | 90% | 95% |
| 1 | <=1,000,000 | 80% | 95% | 80% | 95% |
| 1 | <=1,500,000 | 70% | 80% | 50% | 80% |
| 1 | <=2,000,000 | 50% | 80% | 50% | 80% |

1 2nd Home & Investment Property: 95.01 to 100% CLTV Purchase only, no Seller Contributions or Gifts allowed

2 Investment Property: Cash-Out > 90% LTV requires minimum 700 credit score

3 Investment Property: Cash-Out > 80% LTV and <= 90% LTV requires minimum 680 credit score

## Investment Property

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=500,000 | 80% | 100% | NA | NA |
| 1 | <=400,000 | 95% | 95% | 95%[2] | 95% |
| 1 | <=450,000 | 90% | 95% | 90%[3] | 95% |
| 1 | <=500,000 | 85% | 95% | 85%[3] | 95% |
| 1 | <=1,000,000 | 80% | 95% | 80% | 95% |
| 1 | <=2,000,000 | 50% | 80% | 50% | 80% |
| 2-4 | <=400,000 | 90% | 95% | 90%[3] | 95% |
| 2-4 | <=500,000 | 85% | 95% | 85%[3] | 95% |
| 2-4 | <=650,000 | 80% | 95% | 80% | 95% |
| 2-4 | <=750,000 | 75% | 95% | 75% | 95% |
| 2-4 | <=1,000,000 | 70% | 80% | 70% | 80% |
| 2-4 | <=2,000,000 | 50% | 80% | 50% | 80% |

## Program Parameters

***Doc Type:*** **Full / Alt Doc:** Full income documentation required. Completed, signed and dated 1003. Minimum loan amount $40,000.

***Buydowns*** Seller, Builder or Borrower paid 3/2/1, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only.

***Credit Score & History:*** Credit score for Primary Wage Earner is 620 for loan amounts and/or combined loan amounts <=$1,000,000. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loans >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers .2nd Home & Investment Properties: 95.01 to 100% CLTV: require 680 score for all borrowers.

Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. First Time Homeowners allowed with no additional restrictions.

**O/O and Second Homes:** Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with one (1) active in last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement. **NOO and FTHB with no prior rental:** Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades, with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. First Time Home Buyers allowed with no additional restrictions.

***Employment:*** **Salaried Borrowers:** Written VOE *OR* most recent pay stubs covering a 30-day period with YTD earnings and 2 years W-2s from all employers. Verbal VOE required prior to closing.
**Self-Employed Borrowers:** 2 years complete Tax Returns and signed IRS Form 4506-T to be executed prior to closing.

***Revolving / Installment:*** LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

***Assets:*** Written VOD with 2 months average balance or 2 most recent bank statements.

***Reserves:*** **Owner Occupied:** Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home:** Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment:** Loan amounts <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000: 6 months PITI; All Combined Opteum first and second liens require 6 months PITI; 95.01-100% CLTV: 6 months PITI.

***Consumer Credit Counseling:*** CCCS Plan must be completed for 2 years with good re-established and/or re-affirmed credit. Minimum of 3 trades required. Loan Amounts >$1,000,000 must be completed 4 years.

***Bankruptcies / Foreclosures:*** **Bankruptcy:** Discharged 2 years with good re-established and/or re-affirmed credit. Minimum of three (3) trades required. **Foreclosures:** None in last 3 years. **Loan Amounts >$1,000,000:** No BK/FC in last 4 years

***Tax Liens / Collections / Charge-offs / Judgments:*** No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home:** No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment** All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

***Qualifying Ratios:*** LTV's>80% with MI: 45%; >70.01LTV/CLTV: 50%; ≤70% LTV/CLTV: 55%; **Buydowns:** 2/1 qualify at rate in effect in 2nd year; 1/0 qualify at note rate

***Max Seller Contribution:*** **Owner Occupied & 2nd Home with MI: LTV > 90% = 3%, LTV 80.01-90% = 6%; Investment Property with MI: LTV > 80% = 3%**
**Owner Occupied without MI: LTV/CLTV <= 75% = 9%, LTV/CLTV > 75% = 6%; 2nd Home without MI: LTV <= 75% = 9%, LTV 75.01-90% = 6%, LTV > 90% = 3%**
**Investment Property without MI: LTV/CLTV <= 80% = 6%, LTV/CLTV > 80% = 3%. Buydowns**: Seller or Builder paid buydowns are included in max Seller Contributions

***Max Cash-Out:*** LTV <= 80%: Unlimited; LTV > 80%: $200K ($325K available up to 90% LTV with 660+ score; up to 95% LTV with 700+ score).

***Mortgage Insurance:*** **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%. Radian, UGI, and PMI. Buydowns: Not allowed

***Condos:*** FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable condo's.

***Appraisals:*** All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals. **Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts <$500,000 with LTV/CLTV >95% and loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

**This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regard to this loan program will be made available upon request.**

Opteum

**FIVESTARSERIES**

Limited Doc- 12 Months Bank Statements
*Interest Only Feature Available*

## Owner Occupied

| *First Lien* | | *Purchase & Rate/Term Refinance* | | *Refinance Cash-Out* | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1-2 | <=750,000 | 80% | 100% | 80% | 100% |
| 1-2 | <=1,000,000 | 80% | 95% | 80% | 90% |
| 1-2 | <=1,500,000 | 75% | 80% | 65% | 80% |
| 1-2 | <=2,000,000 | 60% | 80% | 60% | 80% |
| 3-4 | <=650,000 | 80% | 95% | 80% | 95% |
| 3-4 | <=1,000,000 | 70% | 80% | 70% | 80% |
| 3-4 | <=1,500,000 | 70% | 80% | 60% | 80% |
| 3-4 | <=2,000,000 | 60% | 80% | 60% | 80% |

## 2nd Home

| *First Liens* | | *Purchase & Rate/Term Refinance* | | *Refinance Cash-Out* | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=650,000 | 80% | 95% | 80% | 90% |
| 1 | <=1,000,000 | 75% | 95% | 70% | 90% |
| 1 | <=1,500,000 | 65% | 80% | 50% | 80% |
| 1 | <=2,000,000 | 50% | 80% | 50% | 80% |

## Investment Property

| *First Liens* | | *Purchase & Rate/Term Refinance* | | *Refinance Cash-Out* | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=500,000 | 80% | 95% | 80% | 90% |
| 1 | <=650,000 | 80% | 95% | 75% | 90% |
| 1 | <=1,000,000 | 75% | 95% | 65% | 90% |
| 1 | <=2,000,000 | 50% | 80% | 50% | 80% |
| 2-4 | <=500,000 | 80% | 90% | 80% | 90% |
| 2-4 | <=650,000 | 80% | 90% | 75% | 90% |
| 2-4 | <=1,000,000 | 70% | 80% | 65% | 80% |
| 2-4 | <=2,000,000 | 50% | 80% | 50% | 80% |

## Program Parameters

| | |
|---|---|
| ***Buydowns:*** | Seller, Builder or Borrower paid 3/2/1, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Purchase, R/T and Cash out; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only. Refer to guidelines for additional requirements |
| ***Doc Type:*** | **Limited Doc:** Income documentation required using 12 months bank statements. Completed, signed and dated 1003. |
| ***Credit Score & History:*** | Credit score for Primary Wage Earner is 620 for first lien loan amount< =$1,000,000. Combined loan amounts <=$1,000,000, 620. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loan >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers.<br>Minimum 12 months Mortgage/Rental History verified, 0x30 in last 12 months. Borrowers with no prior rental/housing history meeting 5 trade requirement allowed with 660 score and 4 months PITI reserves.<br>**O/O and Second Homes**: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement. FTHB with no prior housing history not allowed.<br>**NOO and FTHB with no prior housing:** Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. FTHB with no prior housing history allowed with 660 score and 4 months PITI reserves. |
| ***Employment:*** | **Salaried Borrowers:** 12 months consecutive personal bank statements. Verbal VOE(s) covering 2 year period, required prior to closing.<br>**Self-Employed Borrowers:** 12 months consecutive personal bank statements and Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506-T is not required. |
| ***Revolving / Installment:*** | LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts |
| ***Assets:*** | Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details. |
| ***Reserves:*** | **Owner Occupied:** Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home**: Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment:** Loan amounts <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000: 6 months PITI; All Combined Opteum first and second liens require 6 months PITI. |
| ***Bankruptcies / Foreclosure/ Consumer Credit Counseling:*** | **Bankruptcy:** Discharged 2 years **Foreclosures**: None in last 3 years; **CCCS:** Plan must be completed for 2 years; Loan Amounts >$1,000,000 No BK/FC/CCCS in last 4 years. **Credit after BK/FC/CCCS**: good re-established and/or re-affirmed credit. Minimum of three (3) trades required. |
| ***Tax Liens / Collections / Charge-offs / Judgments:*** | No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. O/O and Second Home: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. Investment: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open. |
| ***Qualifying Ratios:*** | >70.01LTV/CLTV: 50%; ≤70% LTV/CLTV: 55%; **Buydowns:** 3/2/1 qualify at second year rate; 2/1 and 1/0 qualify at rate in effect in first year |
| ***Seller Contribution:*** | **Owner Occupied First/Second combo**: LTV/CLTV 75.01 to 100%: Max 6%; LTV/CLTV ≤75%: Max 9%; **2nd Home First/Second combo**: LTV/CLTV >90%: Max 3%; LTV/CLTV >75 to 90%: Max 6%; LTV/CLTV <=75%: Max 9%; **Investment First**: <=80%: Max 6%; **Investment First/Second Combo:** Max 3%; Buydowns: Seller or Builder paid buydowns are included in max Seller Contributions |
| ***Max Cash-Out:*** | Unlimited |
| ***Mortgage Insurance:*** | **Not required** |
| ***Condos:*** | FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for First Lien Owner Occupied and Second Home occupancy with no restriction on number of stories. First Lien Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. Second liens NOT available for Non-Warrantable condos. See guidelines for complete details. |
| ***Appraisals:*** | All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD)**: Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals. **Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required. |

**This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regard to this loan program will be made available upon request.**

Opteum

FIVESTARSERIES

Stated Income/Verified Assets (SIVA)
*Interest Only Feature Available*

## Owner Occupied

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1-2 | <=400,000 | 95% | 100% | 95% | 100% |
| 1-2 | <=500,000 | 90% | 100% | 90% | 100% |
| 1-2 | <=650,000 | 85% | 100% | 80% | 100% |
| 1-2 | <=750,000 | 80% | 100% | 80% | 100% |
| 1-2 | <=1,000,000 | 80% | 95% | 80% | 90% |
| 1-2 | <=1,500,000 | 75% | 80% | 65% | 80% |
| 1-2 | <=2,000,000 | 60% | 80% | 60% | 80% |
| 3-4 | <=400,000 | 90% | 95% | 90%[1] | 95% |
| 3-4 | <=500,000 | 90% | 95% | 90%[1] | 95% |
| 3-4 | <=650,000 | 80% | 95% | 80% | 95% |
| 3-4 | <=1,000,000 | 70% | 80% | 70% | 80% |
| 3-4 | <=1,500,000 | 70% | 80% | 60% | 80% |
| 3-4 | <=2,000,000 | 60% | 80% | 60% | 80% |

## 2nd Home

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 95% | 95% | 95% | 95% |
| 1 | <=500,000 | 90% | 95% | 90% | 90% |
| 1 | <=650,000 | 80% | 95% | 80% | 90% |
| 1 | <=1,000,000 | 75% | 95% | 70% | 90% |
| 1 | <=1,500,000 | 65% | 80% | 50% | 80% |
| 1 | <=2,000,000 | 50% | 80% | 50% | 80% |

[1] *3-4 Units: Cash-Out > 85% LTV requires minimum 660 credit score*

[2] Investment Property: Cash-Out > 80% LTV requires minimum 660 credit score.

## Investment Property

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 95% | 95% | 85%[2] | 90% |
| 1 | <=450,000 | 85% | 95% | 80% | 90% |
| 1 | <=500,000 | 80% | 95% | 80% | 90% |
| 1 | <=650,000 | 80% | 95% | 75% | 90% |
| 1 | <=1,000,000 | 75% | 95% | 65% | 90% |
| 1 | <=2,000,000 | 50% | 80% | 50% | 80% |
| 2-4 | <=400,000 | 90% | 90% | 85%[2] | 90% |
| 2-4 | <=450,000 | 85% | 90% | 80% | 90% |
| 2-4 | <=500,000 | 80% | 90% | 80% | 90% |
| 2-4 | <=650,000 | 80% | 90% | 75% | 90% |
| 2-4 | <=1,000,000 | 70% | 80% | 65% | 80% |
| 2-4 | <=2,000,000 | 50% | 80% | 50% | 80% |

## Program Parameters

***Doc Type:*** **SIVA:** Employment and income stated on 1003 application, assets verified, debt ratios calculated. Minimum loan amount is $40,000

***Buydowns:*** Seller, Builder or Borrower paid 3/2/1, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only.

***Credit Score & History:*** Credit score for Primary Wage Earner is 620 for loan amounts and/or combined loan amounts <=$1,000,000. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loans >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers.

Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. First Time Homeowners allowed with >= 660 score and 4 months PITI reserves.

O/O and Second Homes: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with one (1) active in last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement.

NOO and FTHB with no prior rental: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades, with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. First Time Home Buyers allowed with no additional restrictions.

***Employment:*** **Salaried Borrowers:** Verbal VOE covering a 2-year period.
**Self-Employed Borrowers:** Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

***Revolving / Installment:*** LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

***Assets:*** Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements.

***Reserves:*** **Owner Occupied**: Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home:** Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment:** Loan amounts <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000: 6 months PITI; All Combined Opteum first and second liens require 6 months PITI.

***Consumer Credit Counseling:*** CCCS Plan must be completed for 2 years with good re-established and/or re-affirmed credit. Minimum of 3 trades required. Loan Amounts >$1,000,000 must be completed 4 years.

***Bankruptcies / Foreclosures:*** **Bankruptcy:** Discharged 2 years with good re-established and/or re-affirmed credit. Minimum of three (3) trades required. **Foreclosures:** None in last 3 years. Loan Amounts >$1,000,000 No BK/FC in last 4 years

***Tax Liens / Collections / Charge-offs / Judgments:*** No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home**: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

***Qualifying Ratios:*** LTV's>80% with MI: 45%; >70.01LTV/CLTV: 50%; ≤70% LTV/CLTV: 55%; **Buydowns**: 2/1 qualify at rate in effect in 2nd year; 1/0 qualify at note rate

***Max Seller Contribution:*** **Owner Occupied & 2nd Home with MI:** LTV > 90% = 3%, LTV 80.01-90% = 6%; **Investment Property with MI:** LTV > 80% = 3%
**Owner Occupied without MI:** LTV/CLTV <= 75% = 9%, LTV/CLTV > 75% = 6%; **2nd Home without MI:** LTV <= 75% = 9%, LTV 75.01-90% = 6%, LTV > 90% = 3%
**Investment Property without MI:** LTV/CLTV <= 80% = 6%, LTV/CLTV > 80% = 3%. **Buydowns**: Seller or Builder paid buydowns are included in max Seller Contributions

***Max Cash-Out:*** LTV <= 80%: Unlimited; LTV > 80%: $200K ($325K available up to 90% LTV with 660+ score for O/O properties).

***Mortgage Insurance:*** **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%. UGI, PMI, Radian; Buydowns: Not allowed

***Condos:*** FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. See guidelines for complete details.

***Appraisals:*** All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals. **Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

Opteum

# FIVESTARSERIES™

No Ratio / Verified Assets (NIVA - No Ratio)
*Interest Only Feature Available*

## Owner Occupied

| | | *Purchase & Rate/Term Refinance* | | *Refinance Cash-Out* | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1-2 | <=400,000 | 95% | 100% | 95% | 100% |
| 1-2 | <=500,000 | 90% | 100% | 90% | 100% |
| 1-2 | <=650,000 | 85% | 100% | 80% | 100% |
| 1-2 | <=1,000,000 | 80% | 95% | 80% | 90% |
| 1-2 | <=1,500,000 | 70% | 80% | 60% | 80% |
| 1-2 | <=2,000,000 | 60% | 80% | 60% | 80% |
| 3-4 | <=400,000 | 90% | 95% | 90%[1] | 95% |
| 3-4 | <=500,000 | 90% | 95% | 90%[1] | 95% |
| 3-4 | <=650,000 | 80% | 95% | 80% | 95% |
| 3-4 | <=1,000,000 | 70% | 80% | 70% | 80% |
| 3-4 | <=1,500,000 | 70% | 80% | 60% | 80% |
| 3-4 | <=2,000,000 | 60% | 80% | 60% | 80% |

## 2nd Home

| | | *Purchase & Rate/Term Refinance* | | *Refinance Cash-Out* | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 95% | 95% | 95% | 95% |
| 1 | <=500,000 | 90% | 95% | 90% | 90% |
| 1 | <=650,000 | 80% | 95% | 80% | 90% |
| 1 | <=1,000,000 | 75% | 95% | 70% | 90% |
| 1 | <=1,500,000 | 65% | 80% | 50% | 80% |
| 1 | <=2,000,000 | 50% | 80% | 50% | 80% |

[1] *3-4 Unit: Cash-Out > 85% LTV requires min 660 score.*

[2] *Investment Property: Cash-Out > 80% LTV requires min 660 score.*

## Investment Property

| | | *Purchase & Rate/Term Refinance* | | *Refinance Cash-Out* | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 95% | 95% | 85%[2] | 90% |
| 1 | <=450,000 | 85% | 95% | 80% | 90% |
| 1 | <=500,000 | 80% | 95% | 80% | 90% |
| 1 | <=650,000 | 80% | 95% | 75% | 90% |
| 1 | <=1,000,000 | 75% | 95% | 65% | 90% |
| 1 | <=2,000,000 | 50% | 80% | 50% | 80% |
| 2-4 | <=400,000 | 90% | 90% | 85%[2] | 90% |
| 2-4 | <=450,000 | 85% | 90% | 80% | 90% |
| 2-4 | <=500,000 | 80% | 90% | 80% | 90% |
| 2-4 | <=650,000 | 80% | 90% | 75% | 90% |
| 2-4 | <=1,000,000 | 70% | 80% | 65% | 80% |
| 2-4 | <=2,000,000 | 50% | 80% | 50% | 80% |

## Program Parameters

***Doc Type:*** **NIVA:** Employment stated on 1003 application, do not state income, assets verified, debt ratios are not calculated. Minimum loan amount is $40,000

***Buydowns:*** Seller, Builder or Borrower paid 3/2/1, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only.

***Credit Score & History:*** Credit score for Primary Wage Earner is 620 for loan amounts and/or combined loan amounts <=$1,000,000. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loans >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers.

Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. FTHB with no prior rental history not allowed.

**O/O and Second Homes:** Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with one (1) active in last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement.
**NOO:** Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades, with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement.

***Employment:*** **Salaried Borrowers:** Verbal VOE covering a 2-year period.

**Self-Employed Borrowers:** Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

***Revolving / Installment:*** LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

***Assets:*** Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements.

***Reserves:*** **Owner Occupied:** Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home**: Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment**: Loan amounts <=$1,000,000: 4 months PITI; Loan amounts >$1,000,000: 6 months PITI. All Combined Opteum first and second liens require 6 months PITI.

***Consumer Credit Counseling:*** CCCS Plan must be completed for 2 years with good re-established and/or re-affirmed credit. Minimum of 3 trades required. Loan Amounts >$1,000,000 must be completed 4 years.

***Bankruptcies / Foreclosures:*** **Bankruptcy:** Discharged 2 years with good re-established and/or re-affirmed credit. Minimum of three (3) trades required. **Foreclosures:** None in last 3 years. Loan Amounts >$1,000,000 No BK/FC in last 4 years.

***Tax Liens / Collections / Charge-offs / Judgments:*** No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home**: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

***Qualifying Ratios:*** Not calculated

***Max Seller Contribution:*** **Owner Occupied & 2nd Home with MI: LTV > 90% = 3%, LTV 80.01-90% = 6%; Investment Property with MI: LTV > 80% = 3% Owner Occupied without MI: LTV/CLTV <= 75% = 9%, LTV/CLTV > 75% = 6%; 2nd Home without MI: LTV <= 75% = 9%, LTV 75.01-90% = 6%, LTV > 90% = 3% Investment Property without MI: LTV/CLTV <= 80% = 6%, LTV/CLTV > 80% = 3%. Buydowns**: Seller or Builder paid buydowns are included in max Seller Contributions

***Max Cash-Out:*** LTV <= 80%: Unlimited; LTV > 80%: $200K ($325K available up to 90% LTV with 660+ score for O/O properties).

***Mortgage Insurance:*** **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25% UGI, PMI, Radian; Buydowns: Not allowed

***Condos:*** FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. See guidelines for complete details.

***Appraisals:*** All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD)**: Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals. **Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

Opteum

**FIVESTARSERIES**

Stated Income / Stated Assets (SISA)
*Interest Only Feature Available*

## Owner Occupied

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1-2 | <=400,000 | 95% | 100% | 95% | 100% |
| 1-2 | <=500,000 | 90% | 100% | 90% | 100% |
| 1-2 | <=650,000 | 80% | 100% | 80% | 100% |
| 1-2 | <=1,000,000 | 80% | 90% | 70% | 90% |
| 1-2 | <=2,000,000 | 60% | 80% | 60% | 80% |
| 3-4 | <=400,000 | 90% | 90% | 90%[1] | 90% |
| 3-4 | <=500,000 | 90% | 90% | 90%[1] | 90% |
| 3-4 | <=650,000 | 80% | 90% | 80% | 90% |
| 3-4 | <=1,000,000 | 70% | 80% | 70% | 80% |
| 3-4 | <=2,000,000 | 60% | 80% | 60% | 80% |

## 2nd Home

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 95% | 95% | 95% | 95% |
| 1 | <=500,000 | 90% | 95% | 90% | 90% |
| 1 | <=650,000 | 80% | 95% | 80% | 90% |
| 1 | <=1,000,000 | 70% | 90% | 70% | 90% |

*[1] 3-4 Unit: Cash-Out > 80% LTV requires min 660 score.*

*[2] Investment Property: Cash-Out > 80% LTV requires min 680 score.*

** Investment Landlord Experience: More than 12 months required.*

## Investment Property *

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 85% | 85% | 85%[2] | 85% |
| 1 | <=500,000 | 75% | 80% | 75% | 80% |
| 1 | <=650,000 | 75% | 80% | 70% | 80% |
| 1 | <=1,000,000 | 65% | 75% | 60% | 75% |
| 2-4 | <=400,000 | 85% | 85% | 85%[2] | 85% |
| 2-4 | <=500,000 | 75% | 80% | 75% | 80% |
| 2-4 | <=650,000 | 75% | 75% | 65% | 75% |
| 2-4 | <=1,000,000 | 65% | 75% | 55% | 75% |

## Program Parameters

***Doc Type:*** **SISA:** Employment, Income and Assets stated on 1003 application, debt ratios are calculated. Minimum loan amount is $40,000

***Buydowns:*** Seller, Builder or Borrower paid 3/2/1, 2/1 and 1/0 Buydowns allowed for Owner Occupied 1 and 2 units; Max 80% LTV; 30 year fixed, 5/6, and 7/6 ARMs, fully amortizing or interest only.

***Credit Score & History:*** Credit score for Primary Wage Earner is 620 for loan amounts and/or combined loan amounts <=$1,000,000. Loan amount >$1,000,000 requires 680 score for all borrowers. Combined loans >$1,000,000, with Opteum provided subordinate financing, require a 680 score for all borrowers.

Minimum 12 months Mortgage/Rental History verified, 0X30 in last 12 months. FTHB with no prior rental history not allowed.

O/O and Second Homes: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with one (1) active in last 6 months. Rent or Private party mortgage count as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement.

NOO: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades, with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement.

***Employment:*** **Salaried Borrowers:** Verbal VOE covering a 2-year period.

**Self-Employed Borrowers:** Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

***Revolving / Installment:*** LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

***Assets:*** Assets stated on 1003.

***Reserves:*** **Owner Occupied**: Loan Amounts <=$1,000,000 OR Combined Opteum first and second liens <=$1,000,000: 2 months PITI. Loan Amounts >$1,000,000 OR Combined Opteum first and second liens >$1,000,000: 6 months PITI. **2nd Home:** Loan Amounts <=$1,000,000 OR Combined Opteum first and seconds <=$1,000,000: 4 months PITI; Combined Opteum first and second liens >$1,000,000: 6 months PITI; **Investment**: Loan amounts <=$1,000,000: 4 months PITI; All Combined Opteum first and second liens require 6 months PITI.

***Consumer Credit Counseling:*** CCCS Plan must be completed for 2 years with good re-established and/or re-affirmed credit. Minimum of 3 trades required. Loan Amounts >$1,000,000 must be completed 4 years.

***Bankruptcies / Foreclosures:*** **Bankruptcy:** Discharged 2 years with good re-established and/or re-affirmed credit. Minimum of three (3) trades required. **Foreclosures:** None in last 3 years. Loan Amounts >$1,000,000: No BK/FC in last 4 years.

***Tax Liens / Collections / Charge-offs / Judgments:*** No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home**: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

***Qualifying Ratios:*** LTV's>80% with MI: 45%; >70.01LTV/CLTV: 50%; ≤70% LTV/CLTV: 55%; **Buydowns**: 2/1 qualify at rate in effect in 2nd year; 1/0 qualify at note rate

***Max Seller Contribution:*** **Owner Occupied & 2nd Home with MI: LTV > 90% = 3%, LTV 80.01-90% = 6%; Investment Property with MI: LTV > 80% = 3%**
**Owner Occupied without MI: LTV/CLTV <= 75% = 9%, LTV/CLTV > 75% = 6%; 2nd Home without MI: LTV <= 75% = 9%, LTV 75.01-90% = 6%, LTV > 90% = 3%**
**Investment Property without MI: LTV/CLTV <= 80% = 6%, LTV/CLTV > 80% = 3%. Buydowns**: Seller or Builder paid buydowns are included in max Seller Contributions

***Max Cash-Out:*** LTV <= 80%: Unlimited; LTV > 80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties).

***Mortgage Insurance:*** **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%.UGI, PMI, Radian; Buydowns: Not allowed

***Condos:*** FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's.

***Appraisals:*** All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements**: **O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of >=$1,000,000: 2 full appraisals.**Non-Owner Occupied 1-4 and Owner Occupied 3-4:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 95%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $999,000: Enhanced Field Review; Loan amounts or combined loan amounts >=$1,000,000: 2 full appraisals. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

**This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regard to this loan program will be made available upon request**

Opteum

# FIVESTARSERIES

No Income / No Assets (NINA - No Doc)
*Interest Only Feature Available*

## Owner Occupied

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 95% | 95% | 90% | 90% |
| 1 | <=500,000 | 90% | 90% | 80% | 80% |
| 1 | <=650,000 | 80% | 90% | 80% | 80% |
| 1 | <=1,000,000 | 70% | 90% | 60% | 80% |
| 2 | <=400,000 | 90% | 90% | 90% | 90% |
| 2 | <=500,000 | 85% | 90% | 80% | 80% |
| 2 | <=650,000 | 75% | 90% | 70% | 80% |

## 2nd Home

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 80% | 80% | N/A | N/A |
| 1 | <=500,000 | 75% | 80% | N/A | N/A |
| 1 | <=650,000 | 70% | 80% | N/A | N/A |
| 1 | <=1,000,000 | 65% | 80% | N/A | N/A |

## Investment Property *

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 75% | 75% | N/A | N/A |
| 1 | <=500,000 | 70% | 70% | N/A | N/A |
| 1 | <=650,000 | 65% | 65% | N/A | N/A |

** Investment Landlord Experience: More than 12 months required.*

## Program Parameters

| | |
|---|---|
| *Doc Type:* | **NINA - No Doc:** Employment, Income and Assets NOT stated on 1003 application. Daytime and evening phone numbers only. Minimum loan amount is $40,000 |
| *Buydowns* | Not allowed. |
| *Credit Score & History:* | Credit score for all borrowers is 620 for loan amounts <$1,000,000and LTV's <=90%. LTV's 90.01-95% require 660 score for all borrower. Loan amount =$1,000,000 requires 680 score for all borrowers. Loans with subordinate financing require a 680 score for all borrowers.<br>O/O and Second Homes: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with one (1) active in last 6 months. Rent or Private party mortgage count as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement.<br>NOO: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades, with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. |
| *Employment:* | Do not state employment on 1003. 4506 is not required |
| *Revolving / Installment:* | LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts |
| *Assets:* | Not required |
| *Reserves:* | Not required |
| *Consumer Credit Counseling:* | CCCS Plan must be completed for 2 years with good re-established and/or re-affirmed credit. Minimum of 3 trades required. Loan Amounts >$1,000,000 must be completed 4 years. |
| *Bankruptcies / Foreclosures:* | **Bankruptcy:** Discharged 2 years with good re-established and/or re-affirmed credit. Minimum of three (3) trades required. **Foreclosures:** None in last 3 years. Loan Amounts >$1,000,000 No BK/FC in last 4 years. |
| *Tax Liens / Collections / Charge-offs / Judgments:* | No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. O/O and Second Home: No payoff of collections and charge-offs is required when the aggregate total is <=$5000. Investment: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.. |
| *Qualifying Ratios:* | No debt ratios are calculated |
| *Max Seller Contribution:* | **Owner Occupied & 2nd Home with MI: LTV > 90% = 3%, LTV 80.01-90% = 6%; Investment Property with MI: LTV > 80% = 3%**<br>**Owner Occupied without MI: LTV/CLTV <= 75% = 9%, LTV/CLTV > 75% = 6%; 2nd Home without MI: LTV <= 75% = 9%, LTV 75.01-90% = 6%, LTV > 90% = 3%**<br>**Investment Property without MI: LTV/CLTV <= 80% = 6%, LTV/CLTV > 80% = 3%. Buydowns**: Seller or Builder paid buydowns are included in max Seller Contributions |
| *Max Cash-Out:* | LTV <= 80%: Unlimited; LTV > 80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties). |
| *Mortgage Insurance:* | **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%.UGI, PMI, Radian |
| *Condos:* | FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's. |
| *Appraisals:* | All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements**: **O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of =$1,000,000: 2 full appraisals.**Non-Owner Occupied 1 unit:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 75%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $650,000: Enhanced Field Review. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required. |

Opteum

# FIVESTARSERIES

No Income / No Employment/ Verified Assets (NINEVA - No Doc with Assets )

*Interest Only Feature Available*

## Owner Occupied

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 95% | 95% | 90% | 90% |
| 1 | <=500,000 | 90% | 90% | 80% | 80% |
| 1 | <=650,000 | 80% | 90% | 80% | 80% |
| 1 | <=1,000,000 | 70% | 90% | 60% | 80% |
| 2 | <=400,000 | 90% | 90% | 90% | 90% |
| 2 | <=500,000 | 85% | 90% | 80% | 80% |
| 2 | <=650,000 | 75% | 90% | 70% | 80% |

## 2nd Home

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 80% | 80% | N/A | N/A |
| 1 | <=500,000 | 75% | 80% | N/A | N/A |
| 1 | <=650,000 | 70% | 80% | N/A | N/A |
| 1 | <=1,000,000 | 65% | 80% | N/A | N/A |

## Investment Property

| | | Purchase & Rate/Term Refinance | | Refinance Cash-Out | |
|---|---|---|---|---|---|
| Units | Loan Amount | LTV | CLTV | LTV | CLTV |
| 1 | <=400,000 | 75% | 75% | N/A | N/A |
| 1 | <=500,000 | 70% | 70% | N/A | N/A |
| 1 | <=650,000 | 65% | 65% | N/A | N/A |

## Program Parameters

***Doc Type:*** **NINEVA - No Doc with Assets:** Employment and Income NOT stated on 1003 application. Assets are verified. Daytime and evening phone numbers only. Minimum loan amount is $40,000

***Buydowns:*** Not Allowed.

***Credit Score & History:*** Credit score for all borrowers is 620 for loan amounts <$1,000,000*and* LTV's <=90%. LTV's 90.01-95% require 660 score for all borrower. Loan amount =$1,000,000 requires 680 score for all borrowers. Loans with subordinate financing require a 680 score for all borrowers.

O/O and Second Homes: Minimum two-year credit history with three (3) trades; two (2) must be rated traditional trades with one (1) active in last 6 months. Rent or Private party mortgage counts as one (1) trade. Borrowers with reported traditional mortgage trade can build one (1) non-traditional trade to meet requirement.
NOO: Minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional trades, with at least one (1) being an active trade reported for the last 6 months. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement.

***Employment:*** Do not state employment on 1003. 4506 is not required

***Revolving / Installment:*** LTV/CLTV <=90% Ignore all lates. LTV/CLTV >90%, max 1X30 on Installment in the last 12 months; credit analysis will not incorporate a maximum number of lates on Revolving debts

***Assets:*** Assets must be verified. Written VOD with 2 months average balance or 2 most recent bank statements. See guidelines for complete details.

***Reserves:*** **Owner Occupied:** Loan Amounts <=$1,000,000: 2 months PITI; Loan Amounts >$1,000,000: 6 months PITI. **2nd Home:** Loan Amounts <=$1,000,000: 4 months PITI; Investment: Loan amounts <=650,000: 4 months PITI reserves

***Consumer Credit Counseling:*** CCCS Plan must be completed for 2 years with good re-established and/or re-affirmed credit. Minimum of 3 trades required. Loan Amounts >$1,000,000 must be completed 4 years.

***Bankruptcies / Foreclosures:*** **Bankruptcy:** Discharged 2 years with good re-established and/or re-affirmed credit. Minimum of three (3) trades required. **Foreclosures:** None in last 3 years. Loan Amounts >$1,000,000 No BK/FC in last 4 years.

***Tax Liens / Collections / Charge-offs / Judgments:*** No Tax Liens filed in the last 12 months. All open judgments or liens must be PIF prior to or at closing. **O/O and Second Home:** No payoff of collections and charge-offs is required when the aggregate total is <=$5000. **Investment**: All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

***Qualifying Ratios:*** No debt ratios are calculated

***Max Seller Contribution:*** **Owner Occupied & 2nd Home with MI: LTV > 90% = 3%, LTV 80.01-90% = 6%; Investment Property with MI: LTV > 80% = 3%**
**Owner Occupied without MI: LTV/CLTV <= 75% = 9%, LTV/CLTV > 75% = 6%; 2nd Home without MI: LTV <= 75% = 9%, LTV 75.01-90% = 6%, LTV > 90% = 3%**
**Investment Property without MI: LTV/CLTV <= 80% = 6%, LTV/CLTV > 80% = 3%. Buydowns** Seller or Builder paid buydowns are included in max Seller Contributions

***Max Cash-Out:*** LTV <= 80%: Unlimited; LTV > 80%: $200K ($325K available up to 85% LTV with 660+ score for O/O properties).

***Mortgage Insurance:*** **30 Year:** 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. **15 Year:** 80.01 to 85% = 6%; 85.01 to 90% = 17%; 90.01 to 95% = 25%.UGI, PMI, Radian

***Condos:*** FNMA Warrantable Condo's allowed with no restrictions. Non-warrantable condo's allowed for Owner Occupied and Second Home occupancy with no restriction on number of stories. Investor non-warrantable condo's are only permitted for low and mid-rise condos. Maximum lien is $650,000 for Non-Warrantable Condo's.

***Appraisals:*** All loans require a full URAR (FNMA form 1004 / FHLMC form 70). **Appraisal Review Requirements: O/O 1-2 units and Second Homes 1 unit (including condos and PUD):** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV <=90%: Reviews at underwriter discretion; Loans or combined loan amounts <$500,000 with LTV/CLTV >90% and Loan amounts or combined loan amounts $500,000 to $999,000 all LTV/CLTV: Enhanced Desk Review; Loans amounts or combined loan amounts of =$1,000,000: 2 full appraisals. **Non-Owner Occupied 1 unit:** Loan amounts or combined loan amounts <$500,000 with LTV/CLTV to 75%: Enhanced Desk Review; Loan amounts or combined loan amounts $500,000 to $650,000: Enhanced Field Review. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

Opteum
FINANCIAL SERVICES

**FIVESTARSERIES**™
EXPANDED A- PROGRAM

| Purchase; R/T Refi & Cash Out (See Additional Parameters For Limits) | 'AA' CREDIT (0x30) | | | 'A' CREDIT (1x30) | | | A- CREDIT (3x30) | | |
|---|---|---|---|---|---|---|---|---|---|
| DOCUMENTATION TYPE | LTV | Loan Amount | Min. Score | LTV | Loan Amount | Min. Score | LTV | Loan Amount | Min. Score |
| **FULL DOC** | 95% | 550,000 | 580 | 95% | 400,000 | 600 | 90% | 550,000 | 580 |
| | 95% | 650,000 | 600 | 95% | 500,000 | 640 | 80% | 650,000 | 600 |
| | 90% | 600,000 | 580 | 90% | 550,000 | 580 | 80% | 750,000 | 620 |
| | 85% | 750,000 | 580 | 85% | 650,000 | 580 | | | |
| | 85% | 800,000 | 620 | 80% | 800,000 | 600 | | | |
| | 80% | 800,000 | 600 | | | | | | |
| **LIMITED DOC** | 95% | 500,000 | 600 | 90% | 500,000 | 580 | 85% | 400,000 | 580 |
| | 90% | 650,000 | 600 | 85% | 650,000 | 600 | 80% | 650,000 | 620 |
| | 90% | 550,000 | 580 | 80% | 800,000 | 620 | 80% | 600,000 | 600 |
| | 85% | 800,000 | 620 | | | | 75% | 500,000 | 580 |
| | 80% | 750,000 | 580 | | | | 75% | 700,000 | 640 |
| **STATED DOC** | 95% | 450,000 | 620 | 90% | 400,000 | 620 | 85% | 400,000 | 580 |
| | 90% | 500,000 | 580 | 85% | 450,000 | 580 | 80% | 500,000 | 600 |
| | 85% | 700,000 | 620 | 80% | 650,000 | 600 | 75% | 650,000 | 640 |
| | 80% | 750,000 | 600 | | | | | | |

## PROGRAM HIGHLIGHTS

- Mortgage Insurance not required
- Rolling Lates allowed
- Interest Only feature available
- Up to 55% DTI allowed
- 30 & 15 Year Fixed; 2 & 3 Year ARMs
- Prepay: 1 to 3 Year Hard (Buyout option)
- Interest Only payment used for qualifications
- Max loan amount for Condo's is $600K
- No properties (including Rural / Unique properties) greater than 10 acres
- Rural Properties (OO, SFR only) reduce LTV 10%
- Debts paid at time of closing from loan proceeds not considered in cash-back limitations
- Owner Occupied (1 to 2 Units), and Second Homes up to $500K, max cash-out $150K.
- NOO; and 3 to 4 Units, up to $500K - max cash-out $100K

## PROGRAM PARAMETERS

### *Maximum CLTV*

**O/O: 100% CLTV** - Max 80% LTV on 1st **95% CLTV** - No Restrictions on 1st LTV (Purch or Refi) **Opteum offers secondary financing if Alt 'A' guidelines are met.**

### *Adjustments To LTV & CLTV* (Cumulative)

- Condos / Attached PUD w/ credit score < 620 reduce LTV 5%
- NOO max loan amount $400K when LTV/CLTV > 80%
- NOO minimum 600 credit score
- NOO w/ credit score > 620 reduce LTV/CLTV 5%
- NOO w/ credit score < 620 reduce LTV/CLTV 10%
- 3 - 4 Units, reduce LTV/CLTV 5%
- NOO & Second Homes same as OO with max CLTV of 90%
- OO Stated, All Second Homes and all NOO are limited to 2x30
- Rural Properties (OO, SFR only) reduce LTV 10%

### *Credit Score Determination*

*(Qualify at start rate for both fixed & ARM)*

***All borrowers must meet the minimum credit score requirements as outlined in the Program Matrix.***

A full RMCR or tri-merged credit report is required to establish a valid representative credit score. Borrowers with **no** credit score are not eligible.

- A minimum of 2 credit scores is required for each borrower - use the lower score.
- The representative credit score for each borrower is defined as the lower of 2 or middle of 3 scores.
- When a borrower has 3 scores and 2 of them are identical, one of the identical scores is considered the middle score.
- The representative credit score for transactions involving more than one borrower is the lower of 2 or middle of 3 for the Primary Wage Earner (as defined below).

Determination of Primary Wage Earner for transactions involving more than one borrower:

- The borrower with the highest income level will represent the Primary Wage Earner. Use representative score for that borrower.
- If there are multiple borrowers, and none of the borrowers earn 51% of the total income, use the lowest scoring borrower's selected score.

### *Credit History and Trade Lines*

12 months mortgage/rental history required on all Doc Types. **Full, Limited:** LTV >90% or loans >$500K: Minimum 24 month credit history, with minimum 2 trades paid as agreed, 1 with minimum 24 month history, 1 with minimum 6 months history. LTV's<90% or loans <$500K: Minimum 12 month credit history, with 2 trades paid as agreed, 1 with 12 months history, and 1 with 6 months history. **Stated:** Minimum 24 month credit history, with 3 trades paid as agreed, 1 with minimum 24 month credit history, 2 with minimum 6 months history.

## PROGRAM PARAMETERS

### Mortgage / Rent History

- A verification of Mortgage/Rental is required on all loans. Current status and payment amount must be verified.
- Borrowers unable to provide 12-mos. mortgage/rental history or have no rental history (lived with relatives, military, etc.), or borrowers with free and clear homes with no mortgage activity in 12 mos. are eligible:
  - With a minimum credit score of 600 may be graded "AA" if meets minimum 24 month history, 1 account with 24 month history and 1 account with 6 months history, both paid as agreed.
  - With a minimum credit score of 580 - 599 may be graded "A-" if meets minimum 24 month history, 1 account with 24 month history and 1 account with 6 months history, both paid as agreed.
  - Available under all Full and Limited documentation types only
- In the case of a recent refinance, a combination of payment performance from multiple lenders for the same collateral may be used to complete the 12 mos. history requirement.
- For recent purchase, a combination of payment performance from a prior property or rental payments can be used to complete the 12 mos. history. Gaps in history of up to 6 mos. are allowed by obtaining the most recent 18 mos. history.
- Mortgage and/or Rental history verified by a third party or credit bureau; One of the following is acceptable:
  - A 12 mos. rating stated on the RMCR or merged in-file report
  - Verification of Mortgage completed by the holder of the Mortgage
  - Copies of the front and back of 12 mos. consecutive mortgage/rental payment canceled checks
  - Bank statements or direct payment records showing 1 mortgage/rental payment per month
  - VOR for rental
- **Rental History / Private Party Mortgage:** Rent or private party mortgage can only be considered as an additional trade, when verified by a non-related landlord with one of the above doc. requirements. VOM/VOR must include the rental amount, payment history, and length of payment history. If the VOR/VOM is not able to be re-verified, 12 mos. consecutive cancelled checks are required. This is the only form of acceptable verification if the landlord is a relative or in the case of a non-arms length transaction. **Exceptions are not allowed to the mortgage or rental history and verification requirements.**

### Rolling Mortgage / Rental Delinquency

- **"AA" Credit Grade:** 0x30 mortgage/rental late in last 12 months
- **"A" Credit Grade:** 1x30 mortgage/rental late in last 12 months
- **"A-" Credit Grade:**
  - Full and Limited Doc - Owner Occupied: 3x30 mortgage/rental lates in the last 12 months
  - Stated Doc - Owner Occupied: 2x30 mortgage/rental lates in the last 12 months
  - Second Home and Investment - All doc types: 2x30 mortgage/rental lates in the last 12 months

To determine the credit grade with mortgage/rental rolling lates, the following is the definition

- Six (6) consecutive 30-day delinquencies are considered 1x30
- Twelve (12) consecutive 30-day delinquencies are considered 2x30
- Rolling delinquency is permitted for 30-day delinquencies only
- If a loan is 30-days delinquent, then is 60-days delinquent, and then is 30 days delinquent again, the loan is 2x30 and 1x60

**Delinquencies which exceed these stated requirements, are not eligible**

### Bankruptcy and Foreclosure (NOD)

- Bankruptcy Chapter 7:
  - AA and A: 2 or more years since discharge.
  - A-: 1 or more years since discharge.
- Bankruptcy Chapter 13:
  - AA and A: 2 or more years since discharge.
  - A-: 1 or more years since filing. Payoff at closing allowed, with Trustee approval and rating verifying paid as agreed. Mortgages included in Chapter 13 use Trustee rating as the mortgage rating. Bk's discharged less than 12 months will require Trustee rating verifying paid as agreed.
- Foreclosure (NOD)
  - AA and A: None in the last 3 years
  - A-: None in the last 2 years
  - Foreclosure seasoning is based on sale date or payoff date. NOD seasoning is based on filing date
  - Mortgage lates of 120+ days are considered same as foreclosure

### Public Records, Judgments, Liens, Collections, Civil Suits, & Dispute Trades

- Borrower must pay off all delinquent credit - including delinquent taxes, judgments, delinquent child support payments, tax liens, and mechanic or material men's liens or any other potential item that would affect lien position or diminish borrower's Equity. All States, IRS and property tax liens are required to be paid whether or not they currently affect title. No payment plans or subordination allowed.
- All charge-offs, collections, and disputed trade lines must be paid at closing when the time elapsed since occurrence is less than or equal to 12 months and the aggregated balances are greater than $5,000.
- No payoff is required for charge-offs, collections and disputed trade lines that are seasoned more than 12 months or are less than $5,000 in aggregate and do not affect title.

## PROGRAM PARAMETERS

### Reserve Requirements

Reserves are required on loans meeting the following parameters:

- LTV greater than 90%
- Loan amounts greater than $500K
- NOO investment properties
- 2 - 4 Unit loans
- Second Homes

Owner occupied required reserves are 2 mos. PITI from borrowers own funds. Second Homes (1 Unit only) and NOO investment properties (1 - 4 units) required reserves are 4 mos. PITI from borrowers own funds.

Proceeds from the sale of a property can be included without seasoning requirements.

### Debt Ratios Compensating Factors

Max allowable total DTI is 50% for all credit grades and doc types. 55% DTI allowed for credit grades with one of the following compensating factors:

- Borrower's own equity reduces LTV 10% below program maximum
- House payment and total debt <= Borrower's current payment levels
- 3 months PITI reserves (gift funds not allowed)
- Residual Income of $2K (full income documentation only)
- 0x30 housing payment history for the past 24 months
- LTV is 75% or lower = 55% DTI

Borrowers are qualified at the Note rate for both fixed and adjustable rate mortgage programs. Interest Only 2/28 and 3/27 ARMs max 50% DTI

### Cash Out Refinances

- Value is the appraised value for properties owned > 12 months
- Value is the appraised value for Owner Occupied and Second Home properties owned > 6 months and < 12 months with the following requirements:
  - Underwriter discretion to reduce the maximum amount of cash out
  - Minimum of Mandatory Enhanced Field Review to support value for Owner Occupied 1 and 2 unit properties with LTV's >80%, all 3 and 4 unit Owner Occupied and all Second Homes regardless of LTV.
- Minimum of an AVM for all Owner Occupied 1 and 2 properties with LTV's <=80%.

**The AVM must meet the following guidelines:**

- HVE with acceptable scores of H or M
- CSW/CASA with minimum safety score of 65%
- If value available, an Enhanced Desk Review or 2055 exterior is required.

- Value is the lesser of appraised value or purchase price plus documented improvements for Owner Occupied and Second Home properties owned <= 6 months.

### Loan Amounts Above $500K

- Rural / Unique Properties or properties with rural characteristics not allowed
- On all products and doc types, Cash Out to Borrower not to exceed $100K
- NOO Not allowed

### Interest Only

- Interest Only available for 30 year fixed, 2/28 and 3/27 ARMs.
- Minimum credit score of 600 is required or program minimum, whichever is greater
- Interest Only payment used for qualifications.
- Available on Full, Limited and Stated Documentation
- Property must be SFR, Owner Occupied (Interest Only not available for Second Homes, NOO, and 2-4 Units)
- Interest Only feature is not available on 15 year fixed rate, first lien mortgages.
- Max DTI 50% for 2/28 and 3/27 ARMs. DTI exceptions to 55% allowed only for 30 year fixed rate.
- 10 year Interest Only period, then 20 year amortizing period.

### Down Payment

For all documentation types, the minimum down payment of 5% of Value must be paid from the Borrower's own funds. The balance must be paid from cash, other equity, gift funds or Secondary Financing. A down payment of 100% gift funds is allowed at LTVs less than or equal to 80% when no Secondary Financing exists. In this instance, closing costs may also be in the form of a gift.

To verify down payment funds, obtain a copy of the certified check from escrow (Dry States) or closing agent in every instance. The certified funds must be drawn on the bank listed on the 1003 showing the funds for the down payment and closing costs.

No borrower down payment contribution is required when Secondary Financing is allowed and CLTV is 100%.

## PROGRAM PARAMETERS

### Seller Concessions

Seller contributions to non-recurring closing costs are limited to 6% of the purchase price.

Seller Held Seconds are allowed:

- 100% LTV/CLTV with Seller Held Second requires borrower to contribute a minimum of $1K towards closing costs, and limits seller contribution to 3%
- 100% LTV/CLTV with Seller Held Second requires a minimum of an enhanced desk review or field review at the discretion of the underwriter.
- All loan amounts >=$500K with Seller Held Seconds require enhanced field review

### Mortgage Insurance

Not required.

### Appraisal Reviews

- Owner Occupied 1 & 2 Unit (including condo and PUD) and Second Home (1 Unit, including condo and PUD)
- Loan amounts or combined loan amounts <$500,000
  - <=90% LTV/CLTV: Reviews are at Underwriter discretion
  - 90.01 to 100% LTV/CLTV: Enhanced Desk review. Underwriters discretion, may be upgraded to an Enhanced Field review
- Loan amounts or combined loan amounts of $500,000 to $800,000
  - All LTV/CLTV: Enhanced Desk review. At Underwriters discretion, may be upgrade to an Enhanced Field review

- Non-Owner Occupied 1-4 units and Owner Occupied 3-4 units
- Loan amounts or combined loan amounts <$500K up to LTV/CLTV 90%: Enhanced Desk review. At Underwriters discretion, may be upgraded to an Enhanced Field review.
- Loan amounts or combined loan amounts of $500K to $800K: All LTV/CLTV Enhanced Field Review

### Full Documentation

#### Salaried Borrowers

- 2-yrs. employment history required
- Written VOE or paystubs covering most recent 30 day period with YTD earnings
- 2-yrs. W-2's if the borrower has changed employers in the past 2-yrs. If not, most recent W2 is acceptable
- Verbal VOE at time of closing
- Assets must be stated on 1003.

#### Self-Employed Borrowers

- 2-yrs. Self-Employment required
- 2-yrs. tax returns, including all schedules
- 2-yrs. business tax returns (if applicable, required if borrower owns 25% or more of business)
- Assets must be stated on 1003.
- Additional, undated IRS Form 4506-T signed at closing.

#### Self-Employed Borrowers (in lieu of tax returns)

- Proof of existence of business for 2-yrs. and 24 consecutive months personal bank statements (average of bank deposits will determine steady income stream). 24 months business bank statements in lieu of the 24 months personal bank statements will only be considered when borrowers are sole proprietors of a DBA business. Corporation, partnership or LLC business accounts cannot be used to document cash flow.
- Assets must be stated on 1003.
- Large and unusual deposits must be excluded. Deposits from the following sources must be excluded:
  - Transfers from other accounts
  - Deposits that are charged back to the accounts
  - Overdraft protection from a credit line
  - Deposits that are a result of a credit to the Borrower for a bankcard debit charge
  - Wire transfers when wire is not from a business client
- Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month.
- Negative ending balances and/or NSF charges will disqualify use of bank statements to document income.
- All individuals shown on the personal bank statement must be borrowers on the loan.
- The 1003 must indicate the borrower has been in the same line of work for the past 24 months.
- Income must be reasonable for employment.

#### Fixed Income Borrowers

- W-2P Form
- Award Letter or Court Order and evidence of receipt
- 2-yrs. 1099 Forms
- 2-yrs. personal tax returns with all schedules
- Copy of divorce stipulation and decree or Court Order. May require proof of continuance (i.e., Spousal Support)
- Assets must be stated on 1003.

PROGRAM PARAMETERS

## Limited Documentation

### Salaried Borrowers

- Most recent pay stub showing YTD income and W-2 Form for prior year, or written VOE
- Assets must be stated on 1003.
- In lieu of income documentation as stated above, Salaried Borrowers may submit 12 months of consecutive bank statements and will be considered Limited Documentation.
- 2 years employment history and 12 consecutive months personal bank statements (average of bank deposits will determine steady income stream).
- Verbal VOE's required covering prior 2 year period.
- Fixed income borrowers are not allowed.
- W-2 borrowers with direct deposit will not allow the use of "other" deposits unless the borrower is able to provide a 2 year history of receipt of income.
- Large and unusual deposits must be excluded. Deposits from the following sources must be excluded:
  - Transfers from other accounts
  - Deposits that are charged back to the account
  - Overdraft protection from a credit line
  - Deposits that are a result of a credit to the Borrower for a bankcard debit charge
- Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month.
- Negative ending balances and/or NSF charges will disqualify use of bank statements to document income.
- All individuals shown on the personal bank statement must be borrowers on the loan.
- The 1003 must indicate the borrower has been in the same line of work for the past 24 months.
- Income must be reasonable for employment.
- Asset must be stated on 1003.

### Self-Employed Borrowers

- 2-yrs. Self-Employment required
- 1-yrs. tax returns, including all schedules
- 1-year business tax returns (if applicable, required if borrower owns 25% or more of business)
- Assets must be stated on 1003.
- Additional, undated IRS Form 4506-T signed at closing.

### Self-Employed Borrowers (in lieu of tax returns)

- Proof of existence of business for 2 years and 12 consecutive months personal bank statements (average of bank deposits will determine steady income stream). 12 months business bank statements, in lieu of 12 months personal bank statements, will only be considered for borrowers who are sole proprietors of a DBA business. Corporation, partnership or LLC business accounts cannot be used to document cash flow.
- Assets must be stated on 1003.
- Large and unusual deposits must be excluded. Deposits from the following sources must be excluded:
  - Transfers from other accounts
  - Deposits that are charged back to the accounts
  - Overdraft protection from a credit line
  - Deposits that are a result of a credit to the Borrower for a bankcard debit charge
  - Wire transfers when wire is not from a business client
- Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month.
- Negative ending balances and/or NSF charges will disqualify use of bank statements to document income.
- All individuals shown on the personal bank statement must be borrowers on the loan.
- The 1003 must indicate the borrower has been in the same line of work for the past 24 months.
- Income must be reasonable for employment.

### Fixed Income Borrowers

*(one of the following is required)*

- W-2P Form
- Award Letter or Court Order and evidence of receipt
- 2-yrs. 1099 Forms
- 1-yr. personal tax returns with all schedules
- Copy of divorce stipulation and decree or Court Order. May require proof of continuance (i.e., Spousal Support)
- Assets must be stated on 1003.

## Stated Documentation

*(No Asset Verification / No 4506 Required)*

- 2-yrs. employment history required
- Income and employment stated on 1003
- Income must be reasonable for employment stated
- Verbal VOE(s) prior to closing for salaried borrowers covering a 2-yr period
- Self-employed borrowers must provide proof of existence of business for 2-yrs.
- **Fixed Income borrowers can not utilize Stated Documentation**
- Wholesale will re-verify all CPA letters
- Rental Income stated on the 1003
- Asset must be stated on 1003